SUBJECT TO REVISION
TERM SHEET DATED AUGUST 22, 2001
--------------------------------

      $1,000,000,000 Floating Rate Asset Backed Term Notes, Series 2001-C
               Superior Wholesale Inventory Financing Trust VII
                                    Issuer
                    Wholesale Auto Receivables Corporation
                                    Seller
                     General Motors Acceptance Corporation
                                   Servicer

 Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of Superior Wholesale Inventory Financing Trust VII. The information and assumptions contained in the term sheet are preliminary and will be superseded by a prospectus supplement and a prospectus to be dated August __, 2001, relating to Superior Wholesale Inventory Financing Trust VII, and by any other information subsequently filed by the seller with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement. In addition, this term sheet supersedes any prior or similar term sheet.

 None of the underwriters, bookrunners, co-managers, General Motors Acceptance Corporation, the Issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses certain aspects of the applicable security's characteristics and does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. Due to changed circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

 We have filed a registration statement (including a prospectus) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information relating to this transaction are finalized, we will file with the SEC a prospectus supplement and prospectus relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Sales of the securities of the trust may not be consummated unless the purchaser has received both the final prospectus and prospectus supplement. The securities to be offered by the trust under the final prospectus and prospectus supplement have not been approved or disapproved by the SEC or any state securities commission. Any representation to the contrary is a criminal offense. Any investment decision should be based on the information in the final prospectus and prospectus supplement, which will be current as of their publication dates and after publication may no longer be complete or current. You may obtain a final prospectus and prospectus supplement by contacting Banc One Capital Markets, Inc. at (312) 732-7885 or Deutsche Banc Alex. Brown at (212) 469-7730.

       Banc One Capital Markets, Inc.         Deutsche Banc Alex. Brown

                  Banc of America Securities LLC       JP Morgan

      $1,000,000,000 Floating Rate Asset Backed Term Notes, Series 2001-C

               Superior Wholesale Inventory Financing Trust VII


                              Subject to Revision


                                  TERM SHEET


                             Dated August 22, 2001

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Wholesale Auto Receivables Corporation contained in amendment no. 1 to the registration statement filed on April 4, 2001, relating to the Superior Wholesale Inventory Financing Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus supplement and prospectus to be dated August __, 2001. Any investment decision should be based solely on the information in the final prospectus and prospectus supplement.

Issuer/Trust.......................     Superior Wholesale Inventory Financing Trust VII,
                                        a Delaware business trust formed by the seller.

Seller.............................     Wholesale Auto Receivables Corporation, a wholly-
                                        owned subsidiary of GMAC.

Servicer...........................     GMAC, a wholly-owned subsidiary of General Motors
                                        Corporation.

Indenture Trustee..................     The Bank of New York.

Owner Trustee......................     Chase Manhattan Bank USA, National Association

Series 2001-C Closing Date.........     August 29, 2001 (expected).

Capitalization of the Trust........     On the Series 2001-C Term Note Closing Date, the
                                        trust will issue the following securities:

                                        .  $1,000,000,000 Floating Rate Asset
                                           Backed Term Notes, Series 2001-C,
                                           which we refer to as the "2001-C Term
                                           Notes." The 2001-C Term Notes will
                                           bear interest, payable monthly, at a
                                           rate equal to one-month LIBOR plus
                                           __% per annum.

                                        On or prior to the Series 2001-C Closing
                                        Date but subsequent to the date hereof,
                                        the trust will issue the following
                                        securities:

                                        .  $1,000,000,000 maximum aggregate
                                           principal balance Floating Rate Asset
                                           Backed Revolving Note, Series 2001-
                                           RN1, which we refer to as the "2001-
                                           RN1 Revolving Note"

                                        The trust is also the issuer of the
                                        following outstanding securities:

                                        .  $2,000,000,000 Floating Rate Asset
                                           Backed Term Notes, Series 2001-A,
                                           which were issued on March 15, 2001
                                           and which we refer to as the "2001-A
                                           Term Notes."

                                        .  $125,000,000 Floating Rate Asset
                                           Backed Certificates, Class 2001-A,
                                           which were issued on March 15, 2001
                                           and which we refer to as the "2001-A
                                           Certificates."

                                        The 2001-B term notes issued by the trust on March
                                        15, 2001 were paid on their targeted final payment
                                        date of June 15, 2001.

                                        Only the 2001-C Term Notes are offered
                                        hereby.

                                        The 2001-C Term Notes will be registered in the name of the nominee for The
                                        Depository Trust Company. You may hold
                                        your 2001-C Term Notes through the book-entry systems of DTC in the United
                                        States or Clearstream or Euroclear in
                                        Europe.

                                        The trust may issue from time to time
                                        additional series of term notes and
                                        revolving notes and additional
                                        certificates.

                                        We use the term "Notes" to mean the
                                        2001-A Term Notes, the 2001-C Term
                                        Notes, the 2001-RN1 Revolving Note and
                                        any additional series of Term Notes or
                                        Revolving Notes. We use the term
                                        "Securities" to mean the Notes, the
                                        2001-A Certificates and any additional
                                        certificates.

Subordination......................     The 2001-A Certificates are subordinated
                                        to all series of Notes. The 2001-A
                                        Certificates will receive no principal
                                        until the Notes are fully paid or an
                                        allocation of principal sufficient to
                                        fully pay the Notes has been made. All
                                        Series of Notes will generally have
                                        equal priority in payments, although the
                                        timing of payments may vary.

Basis Swaps........................     On the Series 2001-C closing date, the
                                        trust will enter into a basis swap with
                                        respect to the 2001-C Term Notes. The
                                        swap counterparty, GMAC, will pay to the
                                        trust on each monthly distribution date,
                                        interest at a per annum rate of one-
                                        month LIBOR plus ____%. The trust will
                                        pay to the swap counterparty interest at
                                        a per annum rate equal to the prime
                                        rate. Only the net amount due by the
                                        trust or by the swap counterparty, as
                                        the case may be, will be remitted. The
                                        trust has entered or will enter into
                                        similar basis swaps with GMAC with
                                        respect to the 2001-A Term Notes, the
                                        2001-RN1 Revolving Note and the 2001-A
                                        Certificates.

Payments on the 2001-C Term Notes

  A. Interest......................     The trust will pay interest on the 2001-
                                        C Term Notes monthly on the 15th day of
                                        each month, or on the next business day,
                                        which we refer to as the "monthly
                                        distribution date." The first monthly
                                        distribution date for the 2001-C Term
                                        Notes is September 17, 2001.

                                        The prospectus and prospectus supplement will describe how the available funds are allocated to interest payments on the 2001-C Term Notes and the other
                                        Securities. Available funds include
                                        available interest payments on the
                                        receivables, receipts from the basis
                                        swaps and, to the extent necessary and
                                        available, advances by the servicer,
                                        reserve fund withdrawals and, if
                                        applicable, cash accumulation reserve
                                        fund withdrawals.

                                        The trust will pay interest on the 2001-
                                        C Term Notes based on the actual number
                                        of days elapsed and a 360-day year.
                                        Interest will accrue from and including
                                        the Series 2001-C closing date, or from
                                        and including the most recent monthly
                                        distribution date on which interest has
                                        been paid, to but excluding the current
                                        monthly distribution date.

  B. Principal Payments............     We expect that the trust will pay the
                                        entire principal balance of the 2001-C
                                        Term Notes on their targeted final
                                        payment date, which is the monthly
                                        distribution date in June 2004.

                                        Starting approximately five months
                                        before this targeted final payment date, the servicer will calculate the number of months in which the trust will allocate principal collections to the repayment of the 2001-C Term Notes on the targeted final payment date. We refer to this period as the "payment period." The trust will set aside the allocated principal collections during the payment period in an account for the 2001-C Term Notes.

                                        During the payment period for the 2001-C
                                        Term Notes, the trust will also be
                                        setting aside or distributing principal
                                        collections for the repayment of other
                                        outstanding Securities (although no
                                        funds in respect of the Certificate
                                        balance will be paid or set aside until
                                        all outstanding Notes have been paid or
                                        provided for).

                                        The trust could make principal payments
                                        on the 2001-C Term Notes sooner than the targeted final payment date if a "rapid amortization event" occurs. The rapid amortization events for the 2001-C Term
                                        Notes are:

                                        .  General Motors, GMAC, the servicer,
                                           if not GMAC, or the seller becomes
                                           insolvent;

                                        .  the trust or the seller is required
                                           to register under the Investment
                                           Company Act of 1940; and

                                        .  the balance in the 2001-C Term Notes
                                           cash accumulation reserve fund
                                           declines below $291,667.

                                        On each monthly distribution date after
                                        the occurrence of a rapid amortization
                                        event, the trust will apply allocated
                                        principal collections and other
                                        available funds to repay principal on
                                        the 2001-C Term Notes.

                                        It is also possible that the trust will
                                        not repay the entire principal balance
                                        of the 2001-C Term Notes on or before
                                        the targeted final payment date. If
                                        principal collections are slower than
                                        anticipated during the payment period,
                                        then the payment of principal on the
                                        targeted final payment date could be
                                        insufficient to repay all of the 2001-C
                                        Term Notes' principal balance. In that
                                        case, allocable principal collections
                                        will be applied to the repayment of
                                        principal on the 2001-C Term Notes on
                                        subsequent monthly distribution dates.

                                        All unpaid principal on the 2001-C Term
                                        Notes will be due on the stated final
                                        payment date, which is the monthly
                                        distribution date in June 2006. Failure
                                        to pay the 2001-C Term Notes in full on
                                        the stated final payment date will
                                        result in an event of default.

                                        The servicer may repurchase all of the
                                        remaining receivables when:

                                        .  the daily trust balance is equal to
                                           or less than 10% of the highest sum,
                                           at any time since March 15, 2001, of
                                           the daily trust balance plus cash
                                           held by the trust plus deposits in
                                           the cash accumulation accounts and
                                           the note distribution accounts; and

                                        .  either no term notes are outstanding
                                           or the wind down period is in effect.

Credit Enhancement and Liquidity...     The 2001-C Term Notes and the other
                                        Securities will be repaid primarily from
                                        principal and interest collections on
                                        the receivables. In addition, there are
                                        several other sources from which funds
                                        will be available to pay principal and
                                        interest on the 2001-C Term Notes and
                                        the other Securities as well as other
                                        payments which the trust must make,
                                        including:

                                        .  The basis swaps;

                                        .  Advances by the servicer to the trust
                                           in some circumstances;

                                        .  Subordination of payments on the
                                           Certificates to payments on the
                                           Notes;

                                        .  Monies in the reserve fund; and

                                        .  In some circumstances, monies in the
                                           cash accumulation reserve funds.

Assets of the Trust................     The primary assets of the trust are a
                                        revolving pool of receivables arising
                                        under floor plan financing agreements
                                        between GMAC and a group of retail
                                        automotive dealers franchised by General
                                        Motors. These agreements are lines of
                                        credit which dealers use to purchase new
                                        and used motor vehicles manufactured or
                                        distributed by General Motors and other
                                        motor vehicle manufacturers and
                                        distributors. We refer to the dealers'
                                        obligations under these agreements as
                                        "receivables."

                                        The receivables are sold by GMAC to the
                                        seller, and then by the seller to the
                                        trust. The trust has granted a security
                                        interest in the receivables and other
                                        trust property to the indenture trustee
                                        on behalf of the noteholders. The trust
                                        property also includes:

                                        .  Basis swaps with respect to all
                                           Securities;

                                        .  Security interests in the collateral
                                           securing the dealers' obligation to
                                           pay the receivables, which will
                                           include vehicles and may include
                                           parts inventory, equipment, fixtures,
                                           service accounts, real estate and
                                           guarantees;

                                        .  Amounts held on deposit in trust
                                           accounts maintained for the trust;

                                        .  Any recourse GMAC has against the
                                           dealers under the floor plan
                                           financing agreements;

                                        .  Certain rights of the seller under
                                           its purchase agreement with GMAC; and

                                        .  All rights of the trust under its
                                           sale and servicing agreement with the
                                           seller.

Revolving Pool.....................     As new receivables arise, they are
                                        ordinarily transferred to the trust on a
                                        daily basis. At the same time, prior to
                                        the date on which funds will first be
                                        set aside for payments on the 2001-C
                                        Term Notes and any other series of term
                                        notes for which principal is being set
                                        aside, the trust ordinarily uses
                                        principal collections on the receivables
                                        to purchase new receivables from the
                                        seller or to pay down the principal
                                        balance on any

                                        revolving note. The trust can also
                                        retain principal collections and invest
                                        them in eligible investments, if
                                        sufficient new receivables are not
                                        available.

Revolving Period...................     The revolving period for the trust began
                                        on the initial cut-off date of March 13,
                                        2001, and will end on the earlier of (a)
                                        the commencement of an early
                                        amortization period and (b) the
                                        scheduled revolving period termination
                                        date. The scheduled revolving period
                                        termination date will initially be June
                                        30, 2002 and will be automatically
                                        extended to the last day of each
                                        succeeding month unless the seller
                                        elects, at its option, to terminate the
                                        automatic extension. The scheduled
                                        revolving period termination date may
                                        not be extended beyond April 30, 2004.
                                        If terminated upon the commencement of a
                                        cash accumulation period, the revolving
                                        period may recommence in certain limited
                                        circumstances.

Cash Accumulation..................     If a cash accumulation event occurs, the
                                        trust will retain all of the principal
                                        collections allocable to the 2001-C Term
                                        Notes and will invest them in eligible
                                        investments in a cash accumulation
                                        account dedicated to the 2001-C Term
                                        Notes. The trust will continue to invest
                                        these funds in eligible investments
                                        until the targeted final payment date
                                        for the 2001-C Term Notes, or until the
                                        occurrence of a rapid amortization
                                        event. Cash accumulation events
                                        generally occur upon defaults under the
                                        underlying transaction agreements and
                                        upon failure to satisfy various
                                        performance tests or measurements on the
                                        pool of receivables (e.g., the payment
                                        rate on the receivables, the composition
                                        of the receivables pool, the
                                        characteristics of the receivables and
                                        the amount on deposit in the reserve
                                        fund).

                                        If the seller elects to terminate the
                                        automatic extension of the revolving
                                        period as described above, a wind down
                                        period will commence which constitutes a cash accumulation event for the 2001-C
                                        Term Notes.

                                        Each of the early amortization events
                                        identified below is a cash accumulation
                                        event, other than those which are rapid
                                        amortization events.

Early Amortization Events..........     An early amortization event with respect
                                        to the trust generally refers to any of
                                        the following events:

                                        (a) failure on the part of the seller,
                                        GMAC or the servicer to perform in any
                                        material respect any of its covenants
                                        set forth in the transfer and servicing
                                        agreements, which failure continues for
                                        60 days after written notice (unless the seller or servicer repurchases the affected receivable);

                                        (b) any representation or warranty made
                                        by GMAC or the seller in the transfer
                                        and servicing agreements proves to have
                                        been incorrect in any material respect
                                        when made and continues to be incorrect
                                        in any material respect for 60 days
                                        after written notice and, as a result,
                                        the interests of the securityholders are materially and adversely affected unless the seller or servicer repurchases the affected receivable;

                                        (c) failure to pay or set aside for
                                        payment all amounts required to be paid
                                        as principal on the Notes or distributed with respect to the Certificate balance on the applicable stated final payment date;

                                        (d) on any monthly distribution date,
                                        the average of the monthly payment rates for the three preceding months is less than 25%;

                                        (e) the amount on deposit in the reserve fund is less than the reserve fund required amount on three consecutive monthly distribution dates;

                                        (f) a notice of an event of default
                                        under the indenture declaring the unpaid principal amount of any Notes immediately due and payable has been given, except that if no other early amortization event has occurred and is continuing and so long as the scheduled revolving period termination date has not occurred, if the seller so elects, the early amortization period resulting from such occurrence will terminate and the revolving period will recommence if a notice rescinding the declaration is given under the indenture;

                                        (g) the occurrence of certain events of
                                        bankruptcy, insolvency or receivership
                                        relating to General Motors, the servicer
                                        (or GMAC, if it is not the servicer) or
                                        the seller;

                                        (h) on any monthly distribution date, as of the last day of the previous month, the aggregate principal balance of receivables owned by the trust which were advanced against used vehicles exceeds 20% of the daily trust balance
                                        (for purposes of this clause (h),
                                        General Motors vehicles which are sold
                                        to daily rental car operations,
                                        repurchased pursuant to General Motors
                                        repurchase agreements and subsequently
                                        sold at auction to a General Motors-
                                        franchised dealer will not be considered used vehicles);

                                        (i) on any monthly distribution date,
                                        the reserve fund required amount for
                                        that monthly distribution date exceeds
                                        the amount on deposit in the related
                                        reserve fund by more than $20,000,000;

                                        (j) on any monthly distribution date,
                                        the average daily trust receivables
                                        balance is less than 75% of the sum of
                                        the average outstanding principal
                                        balance of the Term Notes and the
                                        average certificate balance (in each
                                        case, such average being determined over the six months preceding that distribution date (or, if shorter, the period from March 15, 2001 through and including the last day of the preceding month));

                                        (k) on any monthly distribution date, as of the last day of each of the two preceding months, the aggregate principal balance of all related available receivables is less than 70% of the aggregate principal balance of all receivables (including receivables owned by GMAC) in the accounts in the pool of accounts; and

                                        (l) the termination of a basis swap
                                        relating to any Note or Certificate.

Reserve Funds......................     The seller has previously created a
                                        reserve fund, which has a balance of
                                        $247,500,000. If available, amounts will
                                        be added or released on each
                                        distribution date to maintain the
                                        balance at a specified reserve amount.

                                        To the extent that funds from principal
                                        and interest collections on the
                                        receivables and net receipts on the
                                        basis swaps are not sufficient to pay
                                        the monthly servicing fee, pay net
                                        amounts under the basis swaps and to
                                        make required distributions on the Notes and Certificates, the trust will withdraw cash from the reserve fund for that purpose.

                                        On any monthly distribution date, after
                                        the trust pays the monthly servicing fee and makes all deposits or payments due on the Notes and the basis swaps, the amount in the reserve fund may exceed the specified reserve amount. If so, the trust will pay the excess to the seller.

                                        On the Series 2001-C closing date, the
                                        seller will deposit $5,913,000 in cash
                                        or eligible investments into the Series
                                        2001-C cash accumulation reserve fund.
                                        This account will supplement the funds
                                        available to pay interest on the 2001-C
                                        Term Notes if a cash accumulation event
                                        occurs. Amounts will be added or
                                        released on each monthly distribution
                                        date to maintain the balance at a
                                        specified reserve amount.

Servicing Fee......................     The trust will pay the servicer a
                                        monthly servicing fee of 1% per annum as
                                        compensation for servicing the
                                        receivables.

Tax Status.........................     In the opinion of Kirkland & Ellis,
                                        special tax counsel,

                                        .  the 2001-C Term Notes will be
                                           characterized as indebtedness for
                                           federal income tax purposes, and

                                        .  the trust is not taxable as an
                                           association or a publicly traded
                                           partnership taxable as a corporation.

                                        Each Term Noteholder, by the acceptance
                                        of a 2001-C Term Note, will agree to
                                        treat the 2001-C Term Notes as
                                        indebtedness for federal, state and
                                        local income and franchise tax purposes.

ERISA Considerations...............     Subject to the considerations discussed
                                        under "ERISA Considerations" in the
                                        prospectus and prospectus supplement, an
                                        employee benefit plan subject to the
                                        Employee Retirement Income Security Act
                                        of 1974 may generally purchase the 2001-
                                        C Term Notes. An employee benefit plan
                                        should consult with its counsel before
                                        purchasing the 2001-C Term Notes.

Ratings............................     We will not issue the 2001-C Term Notes
                                        unless they are rated in the highest
                                        rating category for long-term
                                        obligations (i.e., "AAA") by at least
                                        one nationally recognized rating agency.

                                        We cannot assure you that a rating
                                        agency will maintain its rating if
                                        circumstances change. If a rating agency changes its rating, no one has an obligation to provide additional credit enhancement or restore the original rating.

                                        A rating is not a recommendation to buy
                                        the 2001-C Term Notes. The rating
                                        considers only the likelihood that the
                                        trust will pay interest on time and will ultimately pay principal. The rating does not consider either the 2001-C Term
                                        Notes' price, their suitability to a
                                        particular investor or the timing of
                                        principal payments.

                               THE U.S. PORTFOLIO

General

          As of June 30, 2001, there were approximately 7,480 active credit lines with dealers in the U.S. Portfolio and the total U.S. Portfolio (which includes both owned receivables and serviced receivables) consisted of receivables with an aggregate principal balance of approximately $25.6 billion. GMAC is the primary source of floor plan financing for General Motors-franchised dealers in the United States. In the second quarter of 2001, GMAC provided financing for approximately 75.4% of new factory sales to General Motors dealers in the United States.

          As of June 30, 2001, receivables with respect to new vehicles represented approximately 85% of the aggregate principal amount of all receivables in the U.S. Portfolio. Receivables with respect to used vehicles represented approximately 8% of the aggregate principal amount of all receivables in the U.S. Portfolio. Other receivables (generally receivables with respect to heavy-duty trucks, off-highway vehicles and marine units) represented approximately 7% of the aggregate principal amount of all receivables in the U.S. Portfolio. As of June 30, 2001, approximately 61% of the used vehicles in the U.S. Portfolio represented vehicles bought at closed auctions held by GMAC or others. As of June 30, 2001, the average account in the U.S. Portfolio provided for credit lines for new vehicles and used vehicles of approximately 252 units and 53 units, respectively, and the average principal balance of receivables thereunder was approximately $3.2 million and $0.3 million, respectively.

          For the six months ended June 30, 2001, the weighted average spread over the prime rate charged to dealers in the U.S. Portfolio was approximately 0.0%. For the six months ended June 30, 2001, the average annual rate of dealer credits on the U.S. Portfolio ranged between 18 and 20 basis points. The amount of any such credit is applied to a participating dealer's interest charges on floorplan and other loans (if any). There can be no assurance that the spread over the prime rate in the future will be similar to historical experience.

          As of June 30, 2001, the aggregate principal amount financed with respect to dealers assigned to "no credit" status was approximately $5.3 million or 0.0206% of the aggregate principal amount financed in the U.S. Portfolio.

Loss Experience

          The following table sets forth GMAC's average principal balance of receivables and loss experience for the U.S. Portfolio as a whole in each of the periods shown. The U.S. Portfolio includes fleet accounts and certain other accounts that are not Eligible Accounts as well as accounts that meet the eligibility criteria for inclusion in the trust but were not selected. Thus, the accounts related to the trust represent only a portion of the entire U.S. Portfolio and, accordingly, actual loss experience with respect to such accounts may be different than that of the U.S. Portfolio as a whole. There can be no assurance that the loss experience for receivables in the future will be similar to the historical experience set forth below. The following historical experience reflects financial assistance and incentives provided, from time to time, by General Motors and GMAC to General Motors-franchised dealers. If General Motors or GMAC reduced or was unable or elected not to provide such assistance or incentives, the loss experience of the U.S. Portfolio, including the accounts, may be adversely affected.

                     Loss Experience for the U.S. Portfolio

                                          Six Months Ended June 30,               Year Ended December 31
                                          --------------------------  --------------------------------------------
                                              2001          2000        2000        1999        1998        1997
                                          ----------     ---------   ---------   ---------   ---------  ----------
                                                                                (Dollars in Millions)
Average Principal Receivables Balance...    $26,670.9     $23,971.1   $ 24,045.8  $20,317.6   $16,859.6   $18,276.0
Net Losses (Recoveries).................    $    17.1     $    (1.5)  $     17.1  $    (5.8)  $    11.8   $   (10.5)
Net Losses (Recoveries) as a % of
 Liquidation............................        0.032%       (0.003)%      0.017%    (0.006)%     0.014%     (0.012)%
Net Losses (Recoveries) as a % of
 Average Principal Receivables
 Balance................................        0.128%       (0.012)%      0.071%    (0.029)%     0.070%     (0.058)%

  In the above table, average principal receivables balance is the average of the month-end principal balances of receivables, plus accrued interest, for each of the months during that period.

  Net losses in any period are gross losses less recoveries for that period. Recoveries include recoveries from collateral security in addition to vehicles, and liquidations include all principal reductions. Net Losses (Recoveries) as a percentage of Average Principal Receivables Balance for the six months ended June 30, 2000 and June 30, 2001 are annualized rates.

Aging Experience

  The following table provides the age distribution of the receivables for all dealers in the U.S. Portfolio as a percentage of total principal balances of receivables outstanding at the date indicated. The aging is based on the receivable's interest commencement date. In addition, if a vehicle or the related receivable is reclassified for any reason (e.g., if the dealer decides to designate a new vehicle for use as a demonstration unit), the interest commencement date will generally be the date of such reclassification. The actual age distribution with respect to the receivables related to any trust may be different because such receivables will arise in accounts representing only a portion of the entire U.S. Portfolio. There can be no assurance that the aging experience for receivables in the future will be similar to the historical experience set forth below.

                    Age Distribution for the U.S. Portfolio

                                           Six Months Ended June 30   Year Ended December 31
                                           ------------------------ --------------------------
Number of Days                             2001      2000     2000     1999     1998     1997
--------------                             ----      ----     ----     ----     ----     ----
1-120...................................  75.9%      77.6%     81.0%   84.2%    90.2%    85.1%
121-180.................................   8.9        9.4%     11.4     9.0      4.9      8.0
181-270.................................   9.7        8.9%      4.3     4.0      2.9      3.5
Over 270................................   5.5        4.1%      3.3     2.8      2.0      3.4

Monthly Payment Rates


  The following table sets forth the highest and lowest monthly payment rates for the U.S. Portfolio during any month in the periods shown and the average of
the monthly payment rates for all months during the periods shown.   The payment
rates used are calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the aggregate ending principal balance of receivables for the period. There can be no assurance that the rate of principal collections for the accounts in the pool of accounts in the future will be similar to the historical experience set forth below. The actual monthly payment rates with respect to such accounts may be different because, among other reasons, such Accounts will represent only a portion of the entire U.S. Portfolio.


                  Monthly Payment Rates for the U.S. Portfolio

                                       Six Months Ended June 30    Year Ended December 31
                                       -----------------------    -----------------------
                                       2001      2000      2000    1999     1998     1997
                                       -----     ----      ----    ----     ----     ----
Highest Month.....................     44.6%     48.1%     48.1%    53.5%    62.9%    54.2%
Lowest Month......................     34.8      37.4%     27.2     34.2     33.5     33.3
Average for the Months in the          39.8      42.6%     40.9     44.5     47.3     43.3
 Period...........................

                              THE POOL OF ACCOUNTS

  As of the close of business on July 31, 2001, there were 1,430 accounts in the pool of accounts. As of July 31, 2001, the average principal balance of receivables in such accounts was approximately $3.1 million (approximately 80% of which were Eligible Receivables) and the weighted average spread was less than the prime rate charged to dealers by approximately 0.10% for the month of July 2001. This spread under the prime rate does not include rebates earned by dealers under GMAC incentive programs that entitle them to a credit based on interest charges. These credits do not affect the rate earned by the trust. As of July 31, 2001, the aggregate principal balance of receivables under such accounts was $4,488,428,998.94 and, of such amount, $3,570,599,109.43 would qualify as Eligible Receivables (except for the limit imposed by the Maximum Pool Balance). In addition to the criteria specified in the definition of "Eligible Accounts" in the "Glossary of Terms" in the prospectus, a dealer account will not be an Eligible Account if (1) during the preceding twelve months, GMAC has charged off, without recovering any amount in excess of $25,000 or (2) the obligor or such dealer account has materially breached its obligation to pay for a receivable upon sale of the related vehicle.

Geographic Distribution

  The following table provides, as of July 31, 2001, the geographic distribution of the accounts in the pool of accounts (based on the address of the dealer).
As of July 31, 2001, no other state accounted for more than 5.0% of the principal amount of receivables outstanding in such accounts.

         Geographic Distribution of Pool Accounts Related to the Trust


                                                                 Percentage of           Number of            Percentage of Total
                                       Receivables             Total Receivables           Dealer               Number of Dealer
State                                  Outstanding                Outstanding             Accounts                 Accounts
----------                        ---------------------        -----------------          --------            -------------------
                                  (thousands of dollars)
Texas                                   $550,707                       12.3%                  104                    7.3%
Florida                                  348,877                        7.8                    87                    6.1
California                               281,739                        6.3                    67                    4.7
Pennsylvania                             253,440                        5.6                    91                    6.4